                                                                   EXHIBIT 10.30


                              DECODE GENETICS, INC.

                  SERIES A PREFERRED STOCK REPURCHASE AGREEMENT

     This Series A Preferred Stock Repurchase Agreement ("Agreement") is made effective as of July 12, 1999 by and between deCODE genetics, Inc., a Delaware corporation (the "Company"), and the holders of Series A Preferred Stock of the Company listed on Exhibit A hereto (the "Sellers").

                             PRELIMINARY STATEMENTS

A. The Sellers are the owners of certain shares of the Company's Series A Preferred Stock (the "Series A Stock").

B. Each Seller wishes to sell to the Company, and the Company wishes to purchase from each Seller, the number of shares of Series A Stock set forth opposite the Seller's name on Exhibit A hereto or such other number as may be agreed upon by such Seller and the Company (the "Shares").

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

     1.   SALE AND PURCHASE OF THE SHARES.

          1.1 Sale and Purchase. Subject to the terms and conditions hereof, each Seller agrees to sell, and the Company agrees to purchase, the Shares for a purchase price of Seven Dollars and Fifty Cents ($7.50) per share.

          1.2 Payment for Shares. Following execution and delivery of this Agreement by the Company and a Seller, the Company shall pay the purchase price of the Shares to be sold to the Company by such Seller by check or wire transfer to such account as such Seller shall designate.

          1.3 Delivery of Certificates. Upon full payment by the Company of the purchase price of its Shares, each Seller will deliver to the Company one or more certificates representing the Shares. In the event that less than all of the shares represented by a certificate are repurchased, the Company will deliver to the Seller a new certificate representing the unpurchased shares. Notwithstanding the foregoing, from and after payment by the Company as provided in Section 1.2 hereof, all rights of the Seller as a holder of the Shares shall cease and terminate.

     2.   REPRESENTATIONS OF THE SELLERS.

          Each Seller hereby represents and warrants to the Company as follows:

          2.1 Power and Authority. It has full power and authority to sell the Shares and to enter into and perform this Agreement and any other agreements and instruments to be executed and delivered herewith, and such sale and such agreements (i) have been duly authorized, (ii) are legal, valid, binding and enforceable against such Seller and (iii) are not in contravention of any law, order or agreement by which such Seller is bound.

          2.2 Title. It has made no prior assignment of the Shares or of any interest therein. It is the sole legal and beneficial owner of the Shares and has good and marketable title thereto, free and clear of all liens, claims and encumbrances of any kind, and will transfer to the Company such good and marketable title, free and clear of any liens, claims and encumbrances of any kind.

          2.3 Company Information. It is a sophisticated seller with respect to the Shares, has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the sale of the Shares, and has independently, without reliance upon the Company (other than reliance upon the representations and warranties of the Company set forth herein) and based on such information as it deemed appropriate, made its own analysis and decision to enter into this Agreement, and such Seller acknowledges and agrees that the Company may possess material information with respect to the Company not known to such Seller ("Company Information"), that such Seller has not requested the Company Information and that the Company shall have no liability to such Seller with respect to the nondisclosure of the Company Information and such Seller hereby releases the Company therefrom.

     3.   REPRESENTATIONS OF THE COMPANY.

          The Company hereby represents and warrants to the Sellers that it has full power and authority to purchase the Shares and to enter into and perform this Agreement and any other agreements and instruments to be executed and delivered herewith, and such purchase and such agreements (i) have been duly authorized, (ii) are legal, valid, binding and enforceable against the Company and (iii) are not in contravention of any law, order or agreement by which the Company is bound.

     4.   MISCELLANEOUS.

          4.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents made and to be performed entirely within the State of Delaware.

          4.2 Binding Effect; Successors and Assigns. This Agreement shall be deemed to be an agreement between the Company and each of the Sellers and shall be binding upon each Seller executing the Agreement without regard to whether any other Seller shall have executed the Agreement. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

          4.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof.

          4.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          4.5 Further Action. Each party shall, without further consideration, take such further action and execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

                                      * * *

This Series A Preferred Stock Repurchase Agreement is hereby executed as of the date first above written.

                                       deCODE genetics, Inc.


                                       By:  /s/ Kari Stefansson
                                           -----------------------------------
                                           Kari Stefansson, President

                         ALTA CALIFORNIA PARTNERS, L.P.

                         By: Alta California Management
                                 Partners, L.P.


                         By:    /s/ Guy Nohra
                               -------------------------------------------------

                         Name:  Guy Nohra
                               -------------------------------------------------

                         Title  General Partner
                               -------------------------------------------------


                         Address:

                                  Attention: Elaine Walker
                                  One Embarcadero Center, Suite 4050
                                  San Francisco, CA 94111
                                  Facsimile: (415) 362-6178



                         ALTA EMBARCADERO PARTNERS, LLC


                         By:     /s/ Eileen McCarthy
                                ------------------------------------------------

                         Name:   Eileen McCarthy
                                ------------------------------------------------

                         Title   Member
                                ------------------------------------------------


                         Address:

                                  Attention: Elaine Walker
                                  One Embarcadero Center, Suite 4050
                                  San Francisco, CA 94111
                                  Facsimile: (415) 362-4178

                           ARCH VENTURE FUND II, L.P.

                           By: ARCH Management Partners II, L.P.,
                                Its General Partner

                                By: ARCH Venture Partners, L.P.,
                                      Its General Partner

                                      By: ARCH Venture Corporation,
                                      Its General Partner


                                      By:    /s/ Keith Crandell
                                            ------------------------------------

                                      Name:  Keith Crandell
                                            ------------------------------------

                                      Title  Managing Director
                                            ------------------------------------


                                      Address:

                                              Attention: Melanie Davis
                                              8725 W. Higgins
                                              Suite 290
                                              Chicago, IL 60631
                                              Facsimile: (773) 380-6606

                           ATLAS VENTURE FUND II, L.P.

                           By: Atlas Venture Associates II, L.P.

                           By:    /s/ Jean-Francois Formela
                                 ---------------------------------------------

                           Name:  Jean-Francois Formela
                                 ---------------------------------------------

                           Title  General Partner
                                 ---------------------------------------------


                           Address:

                                   222 Berkeley Street, Suite 1950
                                   Boston, MA 02116
                                   Facsimile: (617) 859-9292



                           ATLAS VENTURE EUROPE FUND B.V.


                           By:     /s/  Johan Gerhard Bosman
                                  --------------------------------------------

                           Name:   J. G. Bosman
                                  --------------------------------------------

                           Title   CFO
                                  --------------------------------------------


                           Address:

                                   Naarderpoort 1
                                   1411 MA Naarden
                                   The Netherlands
                                   Facsimile: 31 35 695 4888

                       FALCON TECHNOLOGY PARTNERS II, L.P.
                       A Delaware Limited Partnership

                       By: Falcon Technology Management Corporation
                              A Delaware Corporation,
                              Its General Partner


                       By:    /s/ James Rathman
                             ------------------------------------------------

                       Name:  James L. Rathman
                             ------------------------------------------------

                       Title  President
                             ------------------------------------------------


                       Address:

                               600 Dorset Rd.
                               Devon, PA 19333

                      MEDICAL SCIENCE PARTNERS II, L.P.

                      By: Medical Science Ventures II, L.P.

                          By:    /s/ Joseph E. Lovett
                                ------------------------------------------------

                          Name:  Joseph E. Lovett
                                ------------------------------------------------

                          Title  General Partner
                                ------------------------------------------------


                      Address:

                              Attention: Joseph Lovett
                              20 William Street, Suite 250
                              Wellesley, MA 02181
                              Facsimile: (617) 237-3773



                      MEDICAL SCIENCE II CO-INVESTMENT, L.P.

                      By: Medical Science Ventures II, L.P.

                          By:    /s/ Joseph E. Lovett
                                ------------------------------------------------

                          Name:  Joseph E. Lovett
                                ------------------------------------------------

                          Title  General Partner
                                ------------------------------------------------


                          Address:

                                   Attention: Joseph Lovett
                                   c/o Medical Science Partners
                                   20 William Street, Suite 250
                                   Wellesley, MA 02181
                                   Facsimile: (617) 237-3773

                          UEMCO XI LIMITED PARTNERSHIP

                          By:    /s/ Joseph E. Lovett
                                ------------------------------------------------

                          Name:  Joseph E. Lovett
                                ------------------------------------------------

                          Title  General Partner
                                ------------------------------------------------


                          Address:

                                   Attention: Joseph Lovett
                                   c/o Medical Science Partners
                                   20 William Street, Suite 250
                                   Wellesley, MA 02181
                                   Facsimile: (617) 237-3773



                          EAGLE CONSTELLATION FUND LTD.


                          By:    /s/ Joseph E. Lovett
                                ------------------------------------------------

                          Name:  Joseph E. Lovett
                                ------------------------------------------------

                          Title  General Partner
                                ------------------------------------------------


                          Address:

                                  Attention: Joseph Lovett
                                  c/o Medical Science Partners
                                  20 William Street, Suite 250
                                  Wellesley, MA 02181
                                  Facsimile: (617) 237-3773

                            BEACON HILL FINANCIAL


                            By:    /s/ R.F. Johnston
                                  ----------------------------------------------

                            Name:  Robert F. Johnston
                                  ----------------------------------------------

                            Title  President
                                  ----------------------------------------------


                            Address:
                                     Attention: Robert Johnson
                                     19 Elm Street
                                     Cohasset, MA 02025
                                     Facsimile: (781) 383-2330

                             NORAM TRUST


                             By:    /s/ James Conroy
                                   ---------------------------------------------

                             Name:  James Conroy
                                   ---------------------------------------------

                             Title  Trustee
                                   ---------------------------------------------


                             Address:

                                      c/o Windels, Marx, Davies, Ives
                                      Attention: James P. Conroy
                                      156 West 56th Street
                                      New York, NY 10019
                                      Facsimile: (212) 262-1215

                          AL-MIDANI INVESTMENT COMPANY


                          By:    /s/ Mhd. Nabil Al-Midani
                                ------------------------------------------------

                          Name:  Mhd. Nabil Al-Midani
                                ------------------------------------------------

                          Title  Director
                                ------------------------------------------------


                          Address:

                                  c/o Mhd. Nabil Al-Midani
                                  Al-Kharj Road, Kilo 7
                                  P.O. Box 40761
                                  Riyadh 11511, Saudi Arabia
                                  Facsimile: 011-966-1-495-5488

                           GUTRAFIN LTD.


                           By:     /s/ F.C. Lang
                                  ----------------------------------------------

                           Name:   F.C. Lang
                                  ----------------------------------------------

                           Title:  Senior Investment Representative
                                  ----------------------------------------------


                           Address:

                                   40 Egerton Crescent
                                   London SW3 26B
                                   Great Britain

                         POLARIS VENTURE PARTNERS, L.P.

                         By: Polaris Venture Management co., LLC,
                               Its General Partner


                         By:    /s/ John J. Gannon
                               ------------------------------------------------

                         Name:  John J. Gannon
                               ------------------------------------------------

                         Title  Member
                               ------------------------------------------------


                         Address:

                                  100 Winter Street
                                  Suite 3550
                                  Waltham, MA 02451
                                  Facsimile: (781) 290-0880



                         POLARIS VENTURE FOUNDERS' FUND, L.P.

                         By: Polaris Venture Management co., LLC
                               Its General Partner


                         By:    /s/ John J. Gannon
                               ------------------------------------------------

                         Name:  John J. Gannon
                               ------------------------------------------------

                         Title  Member
                               ------------------------------------------------


                         Address:

                                 100 Winter Street
                                 Suite 3550
                                 Waltham, MA 02451
                                 Facsimile: (781) 290-0880

                          ROVENT II LIMITED PARTNERSHIP

                          By: Advent International Limited Partnership, General Partner

                          By:  Advent International Corporation, General Partner

                          By:    /s/ Jason Fisherman
                                ------------------------------------------------

                          Name:  Jason Fisherman
                                ------------------------------------------------

                          Title  Vice President
                                ------------------------------------------------

                          Address:

                                  c/o Advent International Corporation
                                  75 State Street, 29th Floor
                                  Boston, MA 02109
                                  Facsimile: (617) 951-0566


                          ADVENT PERFORMANCE MATERIALS
                          LIMITED PARTNERSHIP


                          By: Advent International Limited Partnership, General Partner

                          By:  Advent International Corporation, General Partner

                          By:    /s/ Jason Fisherman
                                ------------------------------------------------

                          Name:  Jason Fisherman
                                ------------------------------------------------

                          Title  Vice President
                                ------------------------------------------------

                          Address:

                                   c/o Advent International Corporation
                                   75 State Street, 29th Floor
                                   Boston, MA 02109
                                   Facsimile: (617) 951-0566

                         ADVENT PARTNERS LIMITED PARTNERSHIP

                         By:  Advent International Corporation, General Partner

                         By:    /s/ Jason Fisherman
                               ----------------------------------------------

                         Name:  Jason Fisherman
                               ----------------------------------------------

                         Title  Vice President
                               ----------------------------------------------

                         Address:

                                    c/o Advent International Corporation
                                    75 State Street, 29th Floor
                                    Boston, MA 02109
                                    Facsimile: (617) 951-0566

                                    EXHIBIT A
                              SELLING STOCKHOLDERS

           SERIES A SHAREHOLDER             NUMBER OF       %AGE       NUMBER OF      REDEMPTION      TOTAL PROCEEDS
                                           SHARES HELD     TO BE     SHARES BEING        PRICE
                                                          REDEEMED     REDEEMED

Advent Partners Ltd                              36,972     20%              7,394     U.S.$7.50          $55,455.00
Advent Performance Materials L.L.P              520,750     20%            104,150     U.S.$7.50         $781,125.00
Rovent II Limited Partnership                 1,006,088     20%            201,218     U.S.$7.50       $1,509,135.00
Alta Embarcadero Partners, LLC                   67,795     20%             13,559     U.S.$7.50         $101,692.50
Alta California Partners, L.P.                2,538,557     20%            507,711     U.S.$7.50       $3,807,832.50
ARCH Venture Fund II, L.P.                      781,905     20%            156,381     U.S.$7.50       $1,172,857.50
Atlas Venture Europe Fund B.v.                1,303,176     20%            260,635     U.S.$7.50       $1,954,762.50
Atlas Venture Fund II, L.P.                   1,303,176     20%            260,635     U.S.$7.50       $1,954,762.50
Falcon Technology Partners II, L.P.             646,180     20%            129,236     U.S.$7.50         $969,270.00
Medical Science Partners II, L.P.               733,142     20%            146,628     U.S.$7.50       $1,099,710.00
Medical Science II Co-Investment, L.P.          198,431     20%             39,686     U.S.$7.50         $297,645.00
Al-Midani Investment Company                      5,834     20%              1,167     U.S.$7.50           $8,752.50
Beacon Hill Financial                            24,617     20%              4,923     U.S.$7.50          $36,922.50
Gutrafin Ltd.                                   500,000     20%            100,000     U.S.$7.50         $750,000.00
Noram Trust                                       6,666     20%              1,333     U.S.$7.50           $9,997.50
Eagle Constellation Fund Ltd.                    11,564     20%              2,313     U.S.$7.50          $17,347.50
UEMCO XI Limited Partnership                     11,753     20%              2,351     U.S.$7.50          $17,632.50
Polaris Venture Partners Founders' Fund,        115,201     20%             23,040     U.S.$7.50         $172,800.00
L.P.
Polaris Venture Partners L.P.                 1,978,568     20%            395,714     U.S.$7.50       $2,967,855.00

TOTAL OF PREFERRED A-STOCK:                  11,790,375     20%          2,358,074     U.S.$7.50      $17,685,555.00

                              DECODE GENETICS, INC.

                                   ADDENDUM TO
                  SERIES A PREFERRED STOCK REPURCHASE AGREEMENT

     This Addendum to Series A Preferred Stock Repurchase Agreement (this "Addendum") is made effective as of March 1, 2000 (the "Effective Date") by and between deCODE genetics, Inc., a Delaware corporation (the "Company"), and the holders of Series A Preferred Stock of the Company listed on Exhibit A hereto (the "Sellers").

                             PRELIMINARY STATEMENTS

     A. The Company and the Sellers entered into a Series A Preferred Stock Repurchase Agreement, dated July 12, 1999 (the "Series A Repurchase Agreement"), pursuant to which the Corporation repurchased, in the aggregate, 2,358,074 shares (the "Series A Shares") of the Corporation's Series A Preferred Stock from the Sellers at a closing held on August 11, 1999 (the "Closing Date").

     B. It was the understanding among the Company and the Sellers that the purchase price for the Series A Shares would be equal to the price per share, net of commissions and other fees payable to the purchaser (the "Purchaser"), at which the Company sold shares of its Series B Preferred Stock pursuant to a stock purchase agreement dated as of June 30, 1999 (the "Series B Offering").

     C. Contemporaneously with the execution of the Series A Repurchase Agreement, the Company and the Sellers entered into an oral agreement that if any contingent portion of the purchase price in the Series B Offering became payable, the purchase price for the Series A Shares would be adjusted upward accordingly, with the amount of such adjustment to be paid to the Sellers by the Company after such contingent portion of the purchase price in the Series B Offering became payable.

     D. The Company and the Purchaser have entered into an Addendum to Stock Purchase Agreement confirming that on December 28, 1999, they agreed that a contingent payment of $7.50, less commissions and other fees payable to the Purchaser in an amount equal to seven percent (7%) of the sum of the original purchase price and the contingent payment, was due and payable.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

     1. ADJUSTMENT TO PURCHASE PRICE; PAYMENT OF DEFICIENCY. The adjusted purchase price for the Series A Shares as of the Closing Date is US$13.95 per share. Within five business days of the Effective Date, the Company shall pay, by check or wire transfer to such account as such Seller shall designate, US$6.45 (representing the adjusted purchase price of US$13.95 less the US$7.50 already paid) for each of the Series A Shares sold to the Company by such Seller under the Series A Repurchase Agreement.

     2. RATIFICATION OF AMENDMENT OF AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT. The amendment of the Amended and Restated Investors' Rights Agreement dated as of February 2, 1998, as amended, among the Company and certain of its stockholders to grant the provisions of Section 2 thereof to the holders of the Series B Preferred Stock sold in the Series B Offering is hereby ratified, approved and confirmed.

     3. MISCELLANEOUS. This Addendum shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents made and to be performed entirely within the State of Delaware. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. This Addendum, together with the Series A Repurchase Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof. This Addendum may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Except as set forth herein, all terms of the Series A Repurchase Agreement remain unchanged and in full force and effect.

     This Addendum to Series A Preferred Stock Repurchase Agreement is hereby executed to be effective as of the date first above written.


                               deCODE genetics, Inc.


Date                           By:  /s/ Kari Stefansson
                                  ----------------------------------------
                                    Kari Stefansson, President

                         ALTA CALIFORNIA PARTNERS, L.P.

                         By: Alta California Management
                                Partners, L.P.


Date: 2/24/00            By:    /s/ Guy Nohra
                                ---------------------------------------------

                         Name:  Guy Nohra
                                ---------------------------------------------

                         Title  General Partner
                                ---------------------------------------------


                         Address:

                                 Attention: Elaine Walker
                                 One Embarcadero Center, Suite 4050
                                 San Francisco, CA 94111
                                 Facsimile: (415) 362-6178



                         ALTA EMBARCADERO PARTNERS, LLC


Date: 2/24/00            By:    /s/ Jean Deleage
                                ---------------------------------------------

                         Name:  Jean Deleage
                                ---------------------------------------------

                         Title  Member
                                ---------------------------------------------


                         Address:

                                 Attention: Elaine Walker
                                 One Embarcadero Center, Suite 4050
                                 San Francisco, CA 94111
                                 Facsimile: (415) 362-4178

                           ARCH VENTURE FUND II, L.P.

                           By: ARCH Management Partners II, L.P.,
                                Its General Partner

                                By: ARCH Venture Partners, L.P.,
                                      Its General Partner

                                      By: ARCH Venture Corporation,
                                           Its General Partner


Date: 2.25.00                              By:    /s/ Robert Nelsen
                                                 -------------------------------

                                           Name:  Robert Nelsen
                                                 -------------------------------

                                           Title  Managing Director
                                                 -------------------------------


                                           Address:

                                                   Attention: Melanie Davis
                                                   8725 W. Higgins
                                                   Suite 290
                                                   Chicago, IL 60631
                                                   Facsimile: (773) 380-6606

                           ATLAS VENTURE FUND II, L.P.

                           By: Atlas Venture Associates II, L.P.


Date:                      By:    /s/ Jean-Francois Formela
                                 -------------------------------------------

                           Name:  Jean-Francois Formela
                                 -------------------------------------------

                           Title  General Partner
                                 -------------------------------------------


                           Address:

                                   222 Berkeley Street, Suite 1950
                                   Boston, MA 02116
                                   Facsimile: (617) 859-9292



                           ATLAS VENTURE EUROPE FUND B.V.


Date:                      By:    /s/  Johan Gerhard Bosman
                                 -------------------------------------------

                           Name:  J.G. Bosman
                                 -------------------------------------------

                           Title: Managing Director
                                 -------------------------------------------


                           Address:

                                   Naarderpoort 1
                                   1411 MA Naarden
                                   The Netherlands
                                   Facsimile: 31 35 695 4888

                         FALCON TECHNOLOGY PARTNERS II, L.P.
                         A Delaware Limited Partnership

                         By: Falcon Technology Management Corporation
                                A Delaware Corporation,
                                Its General Partner


Date: 2/24/00            By:    /s/ James Rathman
                               --------------------------------------

                         Name:  James L. Rathman
                               --------------------------------------

                         Title  President
                               --------------------------------------


                         Address:

                                  Greystone 60
                                  15 Highlands.
                                  Avon, CO  81620

                        MEDICAL SCIENCE PARTNERS II, L.P.

                        By: Medical Science Ventures II, L.P.

Date: 2/24/00           By:    /s/ Joseph E. Lovett
                              ----------------------------------------

                        Name:  Joseph E. Lovett
                              ----------------------------------------

                        Title  General Partner
                              ----------------------------------------


                        Address:

                                Attention: Joseph Lovett
                                161 Worcester Rd.
                                Framingham, MA  01701
                                Facsimile:



                        MEDICAL SCIENCE II CO-INVESTMENT, L.P.

                        By: Medical Science Ventures II, L.P.

Date:                   By:    /s/ Joseph E. Lovett
                              ----------------------------------------

                        Name:  Joseph E. Lovett
                              ----------------------------------------

                        Title  General Partner
                              ----------------------------------------


                        Address:

                                Attention: Joseph Lovett
                                c/o Medical Science Partners
                                161 Worcester Rd.
                                Framingham, MA  01701
                                Facsimile:

                          UEMCO XI LIMITED PARTNERSHIP


Date: 2/24/00             By:    /s/ Joseph E. Lovett
                                -------------------------------------------

                          Name:  Joseph E. Lovett
                                -------------------------------------------

                          Title  General Partner
                                -------------------------------------------


                          Address:

                                  Attention: Joseph Lovett
                                  c/o Medical Science Partners
                                  161 Worcester Rd.
                                  Framingham, MA  01701
                                  Facsimile:



                          EAGLE CONSTELLATION FUND LTD.


Date: 2/24/00             By:    /s/ Joseph E. Lovett
                                -------------------------------------------

                          Name:  Joseph E. Lovett
                                -------------------------------------------

                          Title  General Partner
                                -------------------------------------------


                          Address:

                                 Attention: Joseph Lovett
                                 c/o Medical Science Partners
                                 161 Worcester Rd.
                                 Framingham, MA  01701
                                 Facsimile:

                                        BEACON HILL FINANCIAL


Date: 25/2/00                           By:    /s/ R.F. Johnston
                                              ----------------------------------

                                        Name:  Robert F. Johnston
                                              ----------------------------------

                                        Title  President
                                              ----------------------------------


                                        Address:

                                                Attention: Robert Johnston
                                                19 Elm Street
                                                Cohasset, MA 02025
                                                Facsimile: (781) 383-2330

                                        NORAM TRUST


Date:                                   By:    /s/ James Conroy
                                              ----------------------------------

                                        Name:  James Conroy
                                              ----------------------------------

                                        Title  Trustee
                                              ----------------------------------


                                        Address:

                                                 c/o Windels, Marx, Davies, Ives
                                                 Attention: James P. Conroy
                                                 156 West 56th Street
                                                 New York, NY 10019
                                                 Facsimile: (212) 262-1215

                              AL-MIDANI INVESTMENT COMPANY


Date: February 25, 2000       By:    /s/ Mhd. Nabil Al-Midani
                                    -------------------------------------
                              Name:  Mhd. Nabil Al-Midani
                                    -------------------------------------

                              Title  Director
                                    -------------------------------------


                              Address:

                                      c/o Mhd. Nabil Al-Midani
                                      Al-Kharj Road, Kilo 7
                                      P.O. Box 40761
                                      Riyadh 11511, Saudi Arabia
                                      Facsimile: 011-966-1-495-5488

                              GUTRAFIN LTD.


Date: 25 Feb 2000             By:     /s/ F.C. Lang
                                      --------------------------------------

                              Name:   F.C. Lang
                                      --------------------------------------

                              Title:  Senior Investment Representative
                                      --------------------------------------


                              Address:

                                      40 Egerton Crescent
                                      London SW3 26B
                                      Great Britain

                         POLARIS VENTURE PARTNERS, L.P.

                         By: Polaris Venture Management co., LLC,
                               Its General Partner


Date:                    By:    /s/ Terrence McGuire
                               -------------------------------------

                         Name:
                               -------------------------------------

                         Title
                               -------------------------------------


                         Address:

                                 100 Winter Street
                                 Suite 3550
                                 Waltham, MA 02451
                                 Facsimile: (781) 290-0880



                         POLARIS VENTURE FOUNDERS' FUND, L.P.

                         By: Polaris Venture Management co., LLC
                               Its General Partner


Date:                    By:    /s/ Terrence McGuire
                               -------------------------------------

                         Name:
                               -------------------------------------

                         Title
                               -------------------------------------


                         Address:

                                 100 Winter Street
                                 Suite 3550
                                 Waltham, MA 02451
                                 Facsimile: (781) 290-0880

                         ROVENT II LIMITED PARTNERSHIP

                         By: Advent International Limited Partnership, General Partner

                         By:   Advent International Corporation, General Partner

Date: 2/24/00            By:    /s/ Jason Fisherman
                               -------------------------------------------

                         Name:  Jason Fisherman
                               -------------------------------------------

                         Title  Vice President
                               -------------------------------------------

                         Address:

                                 c/o Advent International Corporation
                                 75 State Street, 29th Floor
                                 Boston, MA 02109
                                 Facsimile: (617) 951-0566


                         ADVENT PERFORMANCE MATERIALS
                         LIMITED PARTNERSHIP


                         By: Advent International Limited Partnership, General Partner

                         By:   Advent International Corporation, General Partner

Date: 2/24/00            By:    /s/ Jason Fisherman
                               -------------------------------------------

                         Name:  Jason Fisherman
                               -------------------------------------------

                         Title  Vice President
                               -------------------------------------------

                         Address:

                                 c/o Advent International Corporation
                                 75 State Street, 29th Floor
                                 Boston, MA 02109
                                 Facsimile: (617) 951-0566

                         ADVENT PARTNERS LIMITED PARTNERSHIP

                         By:   Advent International Corporation, General Partner

Date: 2/24/00            By:    /s/ Jason Fisherman
                               -------------------------------------------

                         Name:  Jason Fisherman
                               -------------------------------------------

                         Title  Vice President
                               -------------------------------------------

                         Address:

                                c/o Advent International Corporation
                                75 State Street, 29th Floor
                                Boston, MA 02109
                                Facsimile: (617) 951-0566